EXHIBIT 99.3
                                 ------------

           Computational Materials prepared by Goldman, Sachs & Co.
               in connection with GSAA Home Equity Trust 2005-9,
                   Asset-Backed Certificates, Series 2005-9

Goldman Sachs                  GSAA 05 09
================================================================================


------------------------------------
Stats
------------------------------------
Count: 2256
Schedule Balance:    $730,579,382.42
AverageSched Bal:    $323,838.38
GrossWAC: 5.930
NetWAC: 5.607
OTERM: 360
RTERM: 359
ATERM: 358
AGE: 1
First CAP: 5.32
Periodic CAP: 2.53
MAXRATE: 11.42
MINRATE: 2.39
MTR: 49.64
MARGIN: 2.35
OLTV: 75.36
COLTV: 84.24
FICO: 714.133
------------------------------------



-------------------------------------
Current Rate                  Percent
-------------------------------------
3.501 - 4.000                    0.09
4.001 - 4.500                    0.05
4.501 - 5.000                    3.35
5.001 - 5.500                   18.40
5.501 - 6.000                   42.86
6.001 - 6.500                   25.20
6.501 - 7.000                    8.11
7.001 - 7.500                    1.62
7.501 - 8.000                    0.32
-------------------------------------
Total:                         100.00
-------------------------------------



-------------------------------------
Scheduled Balance             Percent
-------------------------------------
0.01 - 50,000.00                 0.03
50,000.01 - 100,000.00           1.10
100,000.01 - 150,000.00          5.35
150,000.01 - 200,000.00          8.21
200,000.01 - 250,000.00          7.96
250,000.01 - 275,000.00          5.30
275,000.01 - 350,000.00         13.81
350,000.01 - 400,000.00         10.57
400,000.01 - 450,000.00          8.34
450,000.01 - 500,000.00          8.48
500,000.01 - 550,000.00          5.08
550,000.01 - 600,000.00          4.97
600,000.01 - 750,000.00          8.40
750,000.01 - 850,000.00          1.87
850,000.01 - 950,000.00          2.58
950,000.01 - 1,000,000.00        2.44
1,000,000.01 - 1,250,000.00      1.10
1,250,000.01 - 1,500,000.00      2.45
1,500,000.01 >=                  1.94
-------------------------------------
Total:                         100.00
-------------------------------------


-------------------------------------
Original Term                 Percent
-------------------------------------
340                              0.05
360                             99.95
-------------------------------------
Total:                         100.00
-------------------------------------


------------------------------
RemTerm                Percent
------------------------------
335.000                   0.05
351.000                   0.06
352.000                   0.04
353.000                   0.42
354.000                   1.28
355.000                   1.08
356.000                   1.38
357.000                   2.81
358.000                  17.99
359.000                  52.40
360.000                  22.49
------------------------------
Total:                  100.00
------------------------------


------------------------------
Am WAM                 Percent
------------------------------
0.000 - 59.999           92.06
60.000 - 119.999          0.01
300.000 - 359.999         5.62
360.000 >=                2.30
------------------------------
Total:                  100.00
------------------------------


------------------------------
Age                    Percent
------------------------------
0                        22.49
1                        52.40
2                        17.99
3                         2.81
4                         1.38
5                         1.13
6                         1.28
7                         0.42
8                         0.04
9                         0.06
------------------------------
Total:                  100.00
------------------------------


------------------------------
States                 Percent
------------------------------
CA                       51.73
FL                        7.54
AZ                        4.14
CO                        3.10
NV                        3.12
MA                        3.48
WA                        2.22
NJ                        2.50
VA                        2.38
GA                        1.37
Other                    18.43
------------------------------
Total:                  100.00
------------------------------


-------------------------------
Original LTV            Percent
-------------------------------
0.001 - 50.000             3.19
50.001 - 60.000            5.66
60.001 - 70.000           13.88
70.001 - 75.000           11.69
75.001 - 80.000           59.20
80.001 - 85.000            0.58
85.001 - 90.000            4.22
90.001 - 95.000            1.37
95.001 - 100.000           0.21
-------------------------------
Total:                   100.00
-------------------------------


-------------------------------
Combined LTV            Percent
-------------------------------
0.001 - 50.000             2.48
50.001 - 60.000            4.79
60.001 - 70.000           10.67
70.001 - 75.000            7.67
75.001 - 80.000           20.17
80.001 - 85.000            2.23
85.001 - 90.000           13.98
90.001 - 95.000           10.37
95.001 - 100.000          27.63
-------------------------------
Total:                   100.00
-------------------------------


-------------------------------
FICO                    Percent
-------------------------------
0.000 - 19.999             0.09
580.000 - 599.999          0.09
600.000 - 619.999          0.29
620.000 - 639.999          3.52
640.000 - 659.999          6.74
660.000 - 679.999         15.49
680.000 - 699.999         14.37
700.000 - 719.999         16.35
720.000 - 739.999         13.04
740.000 - 759.999         11.02
760.000 - 779.999          9.09
780.000 - 799.999          7.27
800.000 - 819.999          2.65
-------------------------------
Total:                   100.00
-------------------------------


-----------------------------------------------
PMI                                     Percent
-----------------------------------------------
CMAC                                       0.42
GEMICO                                     1.60
MORTGAGE GUARANTY INSURANCE CO             0.60
OLTV <= 80 - NO MI                        93.62
PMI MORTGAGE INSURANCE CO                  2.06
RADIAN                                     0.38
REPUBLIC MORTGAGE INSUANCE CO              0.59
TRIAD                                      0.38
UGIC                                       0.36
-----------------------------------------------
Total:                                   100.00
-----------------------------------------------


-----------------------------------
Occupancy Code              Percent
-----------------------------------
NON OWNER                     11.73
OWNER OCCUPIED                83.32
SECOND HOME                    4.95
-----------------------------------
Total:                       100.00
-----------------------------------


-----------------------------------
Property Type               Percent
-----------------------------------
2-4 FAMILY                     5.82
CONDO                         11.41
CO-OP                          0.12
PUD                           20.64
SINGLE FAMILY                 61.98
TOWNHOUSE                      0.03
-----------------------------------
Total:                       100.00
-----------------------------------


-----------------------------------
Purpose                     Percent
-----------------------------------
CASHOUT REFI                  26.69
CONSTRUCTION                   0.05
PURCHASE                      64.12
RATE/TERM REFI                 9.14
-----------------------------------
Total:                       100.00
-----------------------------------


-----------------------------------
Documentation Type          Percent
-----------------------------------
FULL/ALT DOC                  45.95
NO DOC/NINA/NO RATIO          13.07
STATED INCOME                 40.98
-----------------------------------
Total:                       100.00
-----------------------------------


-----------------------------
Interest Only         Percent
-----------------------------
N                        7.94
Y                       92.06
-----------------------------
Total:                 100.00
-----------------------------


-----------------------------
Interest Only Term    Percent
-----------------------------
0.000                    7.94
24.000                   0.05
36.000                   3.80
60.000                  59.33
84.000                   0.78
120.000                 28.11
-----------------------------
Total:                 100.00
-----------------------------


-----------------------------
Silent                Percent
-----------------------------
N                       47.89
Y                       52.11
-----------------------------
Total:                 100.00
-----------------------------


================================================================================
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.
By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the
SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs &
Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
================================================================================


                                                                        1 of 2

Goldman Sachs                  GSAA 05 09
================================================================================


------------------------------
Prepay Flag            Percent
------------------------------
N                        81.27
Y                        18.73
------------------------------
Total:                  100.00
------------------------------


------------------------------
Prepay Term            Percent
------------------------------
0.000                    81.27
4.000                     0.08
6.000                     0.80
7.000                     0.10
12.000                    6.77
24.000                    0.70
36.000                    8.39
42.000                    0.14
60.000                    1.75
------------------------------
Total:                  100.00
------------------------------


------------------------------
DTI                    Percent
------------------------------
<= 0.000                 13.53
0.001 - 10.000            0.22
10.001 - 20.000           2.74
20.001 - 30.000          10.92
30.001 - 40.000          38.25
40.001 - 50.000          31.25
50.001 - 60.000           3.08
------------------------------
Total:                  100.00
------------------------------


------------------------------
Conforming             Percent
------------------------------
CONFORMING               45.31
NON CONFORMING           54.69
------------------------------
Total:                  100.00
------------------------------


------------------------------
Arm Index              Percent
------------------------------
1 MONTH LIBOR             2.81
1 YEAR CMT                0.33
1 YEAR LIBOR             70.20
6 MONTH LIBOR            26.66
------------------------------
Total:                  100.00
------------------------------


------------------------------
Margins                Percent
------------------------------
1.501 - 2.000             1.46
2.001 - 2.500            88.09
2.501 - 3.000             5.77
3.001 - 3.500             3.58
3.501 - 4.000             0.96
4.001 - 4.500             0.13
------------------------------
Total:                  100.00
------------------------------


------------------------------
First Adjustment Cap   Percent
------------------------------
1.000                     1.00
2.000                     6.05
3.000                     3.74
4.000                     0.07
5.000                    60.56
6.000                    23.00
12.000                    5.58
------------------------------
Total:                  100.00
------------------------------


------------------------------
Periodic Cap           Percent
------------------------------
1.000                     7.25
2.000                    86.13
6.000                     1.03
12.000                    5.58
------------------------------
Total:                  100.00
------------------------------


------------------------------
Max Rate               Percent
------------------------------
9.001 - 9.500             0.05
9.501 - 10.000            1.71
10.001 - 10.500          12.74
10.501 - 11.000          26.98
11.001 - 11.500          17.12
11.501 - 12.000          26.19
12.001 - 12.500          10.21
12.501 - 13.000           2.40
13.001 - 13.500           0.69
13.501 - 14.000           0.67
14.001 - 14.500           0.16
15.001 >=                 1.08
------------------------------
Total:                  100.00
------------------------------


------------------------------
Floor Rate             Percent
------------------------------
1.501 - 2.000             1.46
2.001 - 2.500            85.71
2.501 - 3.000             5.95
3.001 - 3.500             3.79
3.501 - 4.000             2.47
4.001 - 4.500             0.38
5.001 - 5.500             0.05
5.501 - 6.000             0.15
6.001 - 6.500             0.04
------------------------------
Total:                  100.00
------------------------------


------------------------------
Months To Roll         Percent
------------------------------
1.                        3.03
2.                        0.37
3.                        0.25
4.                        1.50
5.                        2.48
6.                        1.42
11.                       2.07
12.                       1.33
18.                       0.42
19.                       0.14
20.                       0.26
21.                       0.42
22.                       0.59
23.                       0.23
24.                       0.25
31.                       0.06
32.                       0.21
33.                       0.94
34.                       2.33
35.                       4.20
36.                       0.47
51.                       0.06
52.                       0.04
53.                       0.39
54.                       0.37
55.                       0.65
56.                       0.46
57.                       1.11
58.                      12.80
59.                      41.01
60.                      18.96
61.                       0.26
77.                       0.02
80.                       0.03
81.                       0.02
82.                       0.20
83.                       0.66
------------------------------
Total:                  100.00
------------------------------


------------------------------
Number of Units        Percent
------------------------------
1                        94.18
2                         3.03
3                         1.51
4                         1.28
------------------------------
Total:                  100.00
------------------------------


------------------------------
Product Type           Percent
------------------------------
1 MONTH ARM               2.81
1 YEAR ARM                3.40
2 YEAR ARM                2.37
3 YEAR ARM                8.08
5 YEAR ARM               76.16
6 MONTH ARM               6.24
7 YEAR ARM                0.93
------------------------------
Total:                  100.00
------------------------------


------------------------------
Self Employment Flag   Percent
------------------------------
N                        73.99
Y                        26.01
------------------------------
Total:                  100.00
------------------------------


------------------------------------
Originator                   Percent
------------------------------------
COUNTRYWIDE                    32.73
GMAC                           20.82
GREENPOIN                       8.99
GS MORTGAGE CONDUIT            33.91
NATCITY                         3.55
------------------------------------
Total:                        100.00
------------------------------------

================================================================================
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.
By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the
SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs &
Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
================================================================================


                                                                        2 of 2

ADDITIONAL INFORMATION

--------------------------------------------------------------
Property Type               WA LTV     WA FICO     Balance
--------------------------------------------------------------
SINGLE FAMILY               74.98%       712     $452,820,110
--------------------------------------------------------------
PUD                          77.17       712      150,791,914
--------------------------------------------------------------
CONDO                        75.43       722       83,361,780
--------------------------------------------------------------
2-4 FAMILY                   72.71       726       42,500,569
--------------------------------------------------------------
TOWNHOUSE                       60       653          210,000
--------------------------------------------------------------
CO-OP                        83.07       753          895,009
--------------------------------------------------------------


--------------------------------------------------------------
Amortization Type           WA LTV     WA FICO     Balance
--------------------------------------------------------------
5 YEAR ARM                  75.05%       712     $556,422,394
--------------------------------------------------------------
2 YEAR ARM                   72.69       701       17,333,835
--------------------------------------------------------------
3 YEAR ARM                   75.57       720       59,034,529
--------------------------------------------------------------
7-10 YEAR ARM                78.63       723        6,783,299
--------------------------------------------------------------
ARM                          77.34       725       91,005,326
--------------------------------------------------------------


--------------------------------------------------------------
Documentation               WA LTV     WA FICO     Balance
--------------------------------------------------------------
STATED INCOME               75.73%       720     $299,365,172
--------------------------------------------------------------
NO DOC/NINA/NO RATIO         68.42       714       95,513,774
--------------------------------------------------------------
FULL/ALT DOC                    77       709      335,700,437
--------------------------------------------------------------


--------------------------------------------------------------
Purpose                     WA LTV     WA FICO     Balance
--------------------------------------------------------------
CONSTRUCTION                 40.11       747          368,848
--------------------------------------------------------------

---------------------------------------------------------------
                      Pool Summary
---------------------------------------------------------------
Total Issue Balance (USD)                           730,579,382
Original Mortgage Pool Balance (USD)                731,273,864
Current Mortgage Pool Balance (USD)                 730,579,382
Total Number of Loans                                     2,256
Average Loan Balance (USD)                              323,838
1st lien (%age)                                          100.0%
2nd lien (%age)                                            0.0%
WA FICO                                                     714
 - Minimum FICO                                               0
 - Maximum FICO                                             816
WA LTV                                                    75.4%
 - Minimum LTV                                            17.3%
 - Maximum LTV                                           100.0%
WA DTI                                                    37.4%
 - Minimum DTI                                             0.0%
 - Maximum DTI                                            58.5%
WA Age (Months)                                               1
WA Remaining Term (Months)                                  359
Aquired Loans
North California (% of Pool)                              22.5%
South California (% of Pool)                              29.2%
---------------------------------------------------------------


----------------------------------------------
             North California
----------------------------------------------
% of State                                22.5
WA FICO                                    725
 - Minimum FICO                            620
 - Maximum FICO                            816
WA LTV                                   74.56
 - Minimum LTV                           17.27
 - Maximum LTV                              90
Highest Zip-Code Density (% of State)    1.971
Zip-Code with Highest Density            94960
----------------------------------------------


----------------------------------------------
              South California
----------------------------------------------
% of State                                29.2
WA FICO                                    712
Minimum FICO                               592
Maximum FICO                               816
WA LTV                                   74.89
Minimum LTV                              21.94
Maximum LTV                                 95
Highest Zip-Code Density (% of State)    1.538
Zip-Code with Highest Density            92679
----------------------------------------------


----------------------------------------------------------
    Classification         Total               Check
----------------------------------------------------------
Mortgage Type                      -     [Graphic Omitted]
Loan-to-Value            730,579,383     [Graphic Omitted]
FICO                     730,579,382     [Graphic Omitted]
Purpose                  730,210,534     [Graphic Omitted]
Occupancy                730,579,383     [Graphic Omitted]
Loan Balance             730,579,383     [Graphic Omitted]
Property Type                      -     [Graphic Omitted]
Documentation Type                 -     [Graphic Omitted]
Fixed Period             730,579,382     [Graphic Omitted]
Debt-to-Income Ratio     730,579,383     [Graphic Omitted]
Geographic Distribution  730,579,382     [Graphic Omitted]
----------------------------------------------------------


-------------------------------------
         Per Annum Fees
Servicer Fees
Cost of Carry
-------------------------------------


                                    1 of 7


----------------------------------------------------------------------------------------------------
              Mortgage Type            WA LTV            WA FICO                Balance
Classic 30yr FRM
Classic 15yr FRM
Classic ARM                                          Please view worksheet
Classic 15/30 Balloon
Classic 5/1 Hybrid
Classic 5/1 IO Hybrid
5/1 Hybrid w/3 year IO feature
----------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
    LTV              WA LTV                 WA FICO                Balance
------------------------------------------------------------------------------
0.01-20.00            17.27%                  813                     $95,000
------------------------------------------------------------------------------
20.01-25.00           22.49                   771                     688,000
------------------------------------------------------------------------------
25.01-30.00           28.13                   731                   1,102,250
------------------------------------------------------------------------------
30.01-35.00           32.35                   699                   3,460,575
------------------------------------------------------------------------------
35.01-40.00           37.87                   716                   3,327,277
------------------------------------------------------------------------------
40.01-45.00           41.82                   718                   3,409,098
------------------------------------------------------------------------------
45.01-50.00           47.14                   714                  11,190,219
------------------------------------------------------------------------------
50.01-55.00           52.63                   719                  14,868,273
------------------------------------------------------------------------------
55.01-60.00           57.76                   705                  26,489,598
------------------------------------------------------------------------------
60.01-65.00           64.07                   708                  52,245,965
------------------------------------------------------------------------------
65.01-70.00           68.97                   696                  49,154,559
------------------------------------------------------------------------------
70.01-75.00            74.1                   710                  85,438,321
------------------------------------------------------------------------------
75.01-80.00           79.76                   719                 432,504,844
------------------------------------------------------------------------------
80.01-85.00           84.76                   699                   4,258,314
------------------------------------------------------------------------------
85.01-90.00           89.67                   705                  30,804,005
------------------------------------------------------------------------------
90.01-95.00           94.64                   701                  10,044,352
------------------------------------------------------------------------------
95.01-100.00          98.75                   659                   1,498,733
------------------------------------------------------------------------------


                                    2 of 7

------------------------------------------------------------------------------
   FICO              WA LTV                 WA FICO                Balance
321 - 340
341 - 360
361 - 380
381 - 400
401 - 420
421 - 440
441 - 460
461 - 480
481 - 500
501 - 520
521 - 540
541 - 560
561 - 580
                     ---------------------------------------------------------
581 - 600                65                   592                     650,000
                     ---------------------------------------------------------
601 - 620             73.69                   615                   3,815,088
                     ---------------------------------------------------------
621 - 640             74.31                   632                  26,067,362
                     ---------------------------------------------------------
641 - 660             76.14                   652                  53,324,814
                     ---------------------------------------------------------
661 - 680             74.19                   670                 108,691,873
                     ---------------------------------------------------------
681 - 700             74.59                   691                 111,464,699
                     ---------------------------------------------------------
701 - 720             75.41                   710                 115,417,994
                     ---------------------------------------------------------
721 - 740             76.44                   730                  94,472,629
                     ---------------------------------------------------------
741 - 760             76.09                   751                  82,066,220
                     ---------------------------------------------------------
761 - 780              76.8                   771                  64,661,102
                     ---------------------------------------------------------
781 - 800             75.67                   789                  50,696,667
                     ---------------------------------------------------------
801 - 820              71.9                   807                  18,571,575
                     ---------------------------------------------------------
> 820
                     ---------------------------------------------------------
Unknown               72.19%                    0                    $679,359
------------------------------------------------------------------------------


                                    3 of 7

------------------------------------------------------------------------------
    LTV               MIG%                  WA FICO         Balance with MIG
------------------------------------------------------------------------------
0.01-20.00
20.01-25.00
25.01-30.00
30.01-35.00
35.01-40.00
40.01-45.00
45.01-50.00
50.01-55.00
55.01-60.00
60.01-65.00
65.01-70.00
70.01-75.00
75.01-80.00
                     ---------------------------------------------------------
80.01-85.00            14                     699                   4,258,314
                     ---------------------------------------------------------
85.01-90.00            25                     705                  30,804,005
                     ---------------------------------------------------------
90.01-95.00            30                     701                  10,044,352
                     ---------------------------------------------------------
95.01-100.00           35                     659                   1,498,733
------------------------------------------------------------------------------


------------------------------------------------------------------------------
       Purpose       WA LTV                 WA FICO                Balance
------------------------------------------------------------------------------
Purchase              78.43%                  722                $468,436,604
------------------------------------------------------------------------------
Cash-Out/Refinancing  69.06                   701                 195,024,585
------------------------------------------------------------------------------
Refinancing           72.41                   699                  66,749,345
------------------------------------------------------------------------------


------------------------------------------------------------------------------
        Occupancy    WA LTV                 WA FICO                Balance
------------------------------------------------------------------------------
Owner                 75.53%                  712                $608,738,414
------------------------------------------------------------------------------
Investment            73.87                   729                  85,697,218
------------------------------------------------------------------------------
2nd Home              75.91                   719                  36,143,751
------------------------------------------------------------------------------


                                    4 of 7

------------------------------------------------------------------------------
Loan Balance         WA LTV                 WA FICO                Balance
------------------------------------------------------------------------------
<$200,000             76.78%                  710                $107,330,614
------------------------------------------------------------------------------
<$400,000             76.57                   713                 275,031,316
------------------------------------------------------------------------------
<$600,000             76.69                   717                 196,353,901
------------------------------------------------------------------------------
>$600,000             70.42                   715                 151,863,552
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Property Type        WA LTV                 WA FICO                Balance
------------------------------------------------------------------------------
SFR
PUD                                  Please view worksheet
CND
2-4 Family
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Documentation Type   WA LTV                 WA FICO                Balance
------------------------------------------------------------------------------
Full
Reduced
SISA
NISA                                 Please view worksheet
NINA
NAV
No Ratio
Alt
------------------------------------------------------------------------------


                                    5 of 7

------------------------------------------------------------------------------
Fixed Period (Months)      WA LTV           WA FICO                Balance
------------------------------------------------------------------------------
          1                77.96%             724                $20,521,102
                           ---------------------------------------------------
          3
                           ---------------------------------------------------
          6                75.83              722                 45,610,981
                           ---------------------------------------------------
         12                79.58              730                 24,873,242
                           ---------------------------------------------------
         24                72.69              701                 17,333,835
                           ---------------------------------------------------
         36                75.57              720                 59,034,529
                           ---------------------------------------------------
         60                75.05              712                556,422,394
                           ---------------------------------------------------
         84                78.63              723                  6,783,299
                           ---------------------------------------------------
        >=120
------------------------------------------------------------------------------


------------------------------------------------------------------------------
     DTI             WA LTV                 WA FICO                Balance
------------------------------------------------------------------------------
0.01 - 5.00
                     ---------------------------------------------------------
5.01 - 10.00          79.11                   753                   1,430,151
                     ---------------------------------------------------------
10.01 - 15.00         74.01                   698                   4,325,535
                     ---------------------------------------------------------
15.01 - 20.00         71.57                   714                  15,722,223
                     ---------------------------------------------------------
20.01 - 25.00         74.27                   717                  27,108,165
                     ---------------------------------------------------------
25.01 - 30.00         74.98                   719                  52,643,825
                     ---------------------------------------------------------
30.01 - 35.00         76.79                   723                 107,116,140
                     ---------------------------------------------------------
35.01 - 40.00         77.14                   718                 172,325,994
                     ---------------------------------------------------------
40.01 - 45.00         76.82                   711                 170,114,470
                     ---------------------------------------------------------
45.01 - 50.00         76.01                   700                  58,219,046
                     ---------------------------------------------------------
50.01 - 55.00         76.52                   694                  21,428,247
                     ---------------------------------------------------------
> 55.00               68.48                   650                   1,107,500
                     ---------------------------------------------------------
Unknown               68.75%                  713                 $99,038,087
------------------------------------------------------------------------------


                                    6 of 7

------------------------------------------------------------------------------
Geographic Distribution    WA LTV           WA FICO                Balance
------------------------------------------------------------------------------
AK                            90              764                      968684
AL                         81.75              719                     2341493
AR                             0                0                           0
AS                             0                0                           0
AZ                         75.61              713                    30213471
CA                         74.75              718                   377892751
CO                         78.01              714                    22614072
CT                         75.46              707                     4054284
CZ                             0                0                           0
DC                         74.21              688                     3839839
DE                         77.01              737                     1229820
FL                         74.59              709                    55071574
GA                         77.07              699                     9994792
GU                             0                0                           0
HI                         65.55              717                     8447099
IA                         83.11              720                      444520
ID                         81.69              710                     2647160
IL                         76.35              714                     9510709
IN                         79.21              695                     1077361
KS                         74.51              647                      310800
KY                          84.9              680                      666545
LA                          73.9              745                     1542536
MA                         71.97              712                    25429206
MD                         79.36              700                    14160537
ME                         86.05              732                     2496932
MI                            82              712                     3821403
MN                         76.81              713                     8557979
MO                         80.01              699                     1004353
MS                         84.35              723                      234582
MT                         75.36              700                     2665653
NC                         76.12              705                     4724426
ND                             0                0                           0
NE                             0                0                           0
NH                         75.29              733                     3627026
NJ                         68.36              716                    18285453
NM                         82.28              662                      729898
NV                         78.89              704                    22810703
NY                         72.52              702                    14849583
OH                         81.93              707                     5551233
OK                             0                0                           0
OR                          77.6              727                     8015618
OT                             0                0                           0
PA                         81.42              686                     3737669
PR                             0                0                           0
RI                         74.95              713                     2636938
SC                         77.84              732                     2524967
SD                            80              729                      436000
TN                         80.99              704                     4127652
TT                             0                0                           0
TX                         80.19              721                     6146378
UT                         79.58              708                     6174903
VA                         77.36              710                    17412365
VI                             0                0                           0
VT                         61.09              726                      677636
WA                          78.4              711                    16185168
WI                            95              648                      197539
WV                             0                0                           0
WY                         84.59              681                      490072
------------------------------------------------------------------------------


                                    7 of 7